25. PROVISIONS	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [abstract]
PROVISIONS
25.	PROVISIONS

Company is involved in certain legal and administrative proceedings at various courts and government bodies, arising in the normal course of business, regarding employment-law, civil, tax, environmental and regulatory matters, and other issues.

Actions in which the Company is defendant

Company recorded provisions for contingencies in relation to the legal actions in which, based on the assessment of the Company’s management and its legal advisors, the probability of loss are assessed as ‘probable’ (i.e. an outflow of funds to settle the obligation will be necessary), as follows:

	2019	Additions	Reversals	Settled / Reversal (1)	Provisions arising from business combination (2)	2020
Labor	497	106	(60)	(116)	—	427
Civil
Customer relations	19	22	—	(18)	—	23
Other civil actions	18	21	—	(7)	—	32
	37	43	—	(25)	—	55
Tax	1,260	113	(38)	(41)	—	1,294
Regulatory	36	16	—	—	—	52
Others	58	13	(7)	(3)	3	64
Total	1,888	291	(105)	(185)	3	1,892
(1)	This includes the amount of R$39, corresponding to the reversal of the contingency provisions relating to ICMS credits, recognized as recoverable taxes, due to a final judgment, against which there is no further appeal, in favor of the subsidiary Gasmig, on June 9, 2020.
(2)	On January 13, 2020, the Company obtained the Centroeste control, which is consolidated as of 2020 first quarter. More details see note 16.
	2018	Additions	Reversals	Settled	2019
Labor	457	180	(44)	(96)	497
Civil
Customer relations	19	21	(1)	(20)	19
Other civil actions	29	16	(12)	(15)	18
	48	37	(13)	(35)	37
Tax	52	1,236	(8)	(20)	1,260
Environmental	1	—	(1)	—	—
Regulatory	37	2	(1)	(2)	36
Others	46	13	(1)	—	58
Total	641	1,468	(68)	(153)	1,888
	2017	Additions	Reversals	Settled	2018
Labor	474	67	(25)	(59)	457
Civil
Customer relations	18	17	—	(16)	19
Other civil actions	43	10	(14)	(10)	29
	61	27	(14)	(26)	48
Tax	57	5	(10)		52
Environmental	—	1	—	—	1
Regulatory	40	8	(10)	(1)	37
Others	46	7	(5)	(2)	46
Total	678	115	(64)	(88)	641

The Company’s management, in view of the extended period and the Brazilian judiciary, tax and regulatory systems, believes that it is not practical to provide information that would be useful to the users of these financial statements in relation to the the timing of any cash outflows, or any possibility of reimbursements, might occur.

The Company’s believes that any disbursements in excess of the amounts provisioned, when the respective claims are completed, will not significantly affect the Company’s result of operations or financial position.

The details on the main provisions and contingent liabilities are provided below, with the best estimation of expected future disbursements for these contingencies:

Provisions, made for legal actions in which the probability of loss have been assessed as ‘probable’ and contingent liabilities, for actions in which the probability of loss are assessed as ‘possible’

Labor claims

The Company is involved in various legal claims filed by its employees and by employees of service providing companies. Most of these claims relate to overtime and additional pay, severance payments, various benefits, salary adjustments and the effects of such items on a supplementary retirement plan. In addition to these actions, there are others relating to outsourcing of labor, complementary additions to or re-calculation of retirement pension payments by Forluz, and salary adjustments.

The aggregate amount of the contingency is approximately R$1,386 (R$1,679 at December 31, 2019), of which R$427 (R$497 at December 31, 2019) has been recorded – the amount estimated as probably necessary for settlement of these disputes.

Alteration of the monetary updating index of employment-law cases

In December 2020 the Federal Supreme Court gave partial judgment in favor of two actions for declaration of constitutionality, and ruled that monetary adjustment applied to employment-law liabilities should be by the IPCA-E index until the stage of service of notice in a legal action, and thereafter by application of the Selic rate, and the Reference Rate (TR) is not applicable to any employment-law obligations as well. The effects of this decision were modulated as follows:

§	payments already made in due time and in the appropriate manner, using application of the TR, the IPCA-E or any other indexer, will remain valid and may not be the subject of any further contestation;
§	actions in progress that are at the discovery phase, should be subject to backdated application of the Selic rate, on penalty of future allegation of non-demandability of judicial title based on an interpretation contrary to the position of the Supreme Court; and;
§	the decision is automatically applicable to actions in which final judgment has been given against which there is no appeal, provided that there is no express submission in relation to the monetary adjustment indices and interest rates; and this also applies to cases of express omission, or simple consideration of following the legal criteria.

Customers claims

The Company is involved in various civil actions relating to indemnity for personal injury and for material damages, arising, principally, from allegations of irregularity in measurement of consumption, and claims of undue charging, in the normal course of business, totaling R$142 (R$68 at December 31, 2019), of which R$23 (R$19 at December 31, 2019) has been recorded – this being the probable estimate for funds needed to settle these disputes.

Other civil proceedings

The Company is involved in various civil actions claiming indemnity for personal injury and for material damages, among others, arising from incidents occurred in the normal course of business, in the amount of R$359 (R$300 at December 31, 2019), of which R$32 (R$18 at December 31, 2019) has been recorded – the amount estimated as probably necessary for settlement of these disputes.

Tax

The Company is involved in numerous administrative and judicial claims actions relating to taxes, including, among other matters, subjects relating to the Urban Property Tax (Imposto sobre a Propriedade Territorial Urbana, or IPTU); the Rural Property Tax (ITR); the Tax on Donations and Legacies (ITCD); the Social Integration Program (Programa de Integração Social, or PIS); the Contribution to Finance Social Security (Contribuição para o Financiamento da Seguridade Social, or Cofins); Corporate Income tax (Imposto de Renda Pessoa Jurídica, or IRPJ); the Social Contribution (Contribuição Social sobre o Lucro Líquido, or CSLL); and motions to tax enforcement. The aggregate amount of this contingency is approximately R$166 (R$204 at December 31, 2019), of which R$14 (R$43 at December 31, 2019) has been recorded – the amount estimated as probably necessary for settlement of these disputes.

In addition to the issues above the Company is involved in various proceedings on the applicability of the IPTU Urban Land Tax to real estate properties that are in use for providing public services. The aggregate amount of the contingency is approximately R$85 (R$79 at December 31, 2019). Of this total, R$4 has been recognized (R$4 at December 31, 2019) – this being the amount estimated as probably necessary for settlement of these disputes. The company has been successful in its efforts to have its IPTU tax liability suspended, winning judgments in favor in some cases – this being the principal factor in the reduction of the total value of the contingency.

Social Security contributions on profit sharing payments

The Brazilian tax authority (Receita Federal) has filed administrative and court proceedings against the Company, relating to social security contributions on the payment of profit sharing to its employees over the period 1999 to 2016, alleging that the Company did not comply with the requirements of Law 10,101/2000 on the argument that it did not previously establish clear and objective rules for the distribution of these amounts. In August 2019, the Regional Federal Court of the First Region published a decision against the Company on this issue. As a result the Company, based on the opinion of its legal advisers, reassessed the probability of loss from ‘possible’ to ‘probable’ for some portions paid as profit-sharing amounts, maintaining the classification of the chance of loss as 'possible' for the other portions, since it believes that it has arguments on the merit for defense and/or because it believes that the amounts questioned are already within the period of limitation.

The amount of the contingencies is approximately R$1,520 (R$1,451 on December 31, 2019), of which R$1,276 (R$1,213 on December 31, 2019) has been provisioned, this being the estimate of the probable amount of funds to settle these disputes.

Non-homologation of offsetting of tax credit

The federal tax authority did not ratify the Company’s declared offsetting, in Corporate income tax returns, of carry-forwards and undue or excess payment of federal taxes – IRPJ, CSLL, PIS/Pasep and Cofins – identified by official tax deposit receipts (‘DARFs’ and ‘DCTFs’). The Company is contesting the non-homologation of the amounts offset. The amount of the contingency is R$203 (R$160 at December 31, 2019), and the probability of loss was classified as ‘possible’, since the relevant requirements of the National Tax Code (CTN) have been complied with.

Regulatory

The Company is involved in numerous administrative and judicial proceedings, challenging, principally: (i) tariff charges in invoices for use of the distribution system by a self-producer; (ii) alleged violation of targets for continuity indicators in retail supply of energy; and (iii) the tariff increase made during the federal government’s economic stabilization plan referred to as the ‘Cruzado Plan’, in 1986. The aggregate amount of the contingency is approximately R$345 (R$280 at December 31, 2019), of which R$52 (R$36 at December 31, 2019) has been recorded as provision – the amount estimated as probably necessary for settlement of these disputes.

Other legal actions in the normal course of business

Breach of contract – Power line pathways and accesses cleaning services contract

Company is involved in disputes alleging losses suffered as a result of supposed breaches of contract at the time of provision of services of cleaning of power line pathways and firebreaks. The amount recorded is R$46 (R$41 at December 31, 2019), this being estimated as the likely amount of funds necessary to settle this dispute.

‘Luz Para Todos’ Program

The Company is a party in disputes alleging losses suffered by third parties as a result of supposed breach of contract at the time of implementation of part of the rural electrification program known as the ‘Luz Para Todos’. The estimated amount of the contingency is approximately R$356 (R$322 on December 31, 2019). Of this total, R$1 has been provided for the amount estimated as probably necessary for settlement of these disputes.

Other legal proceedings

The Company is involved as plaintiff or defendant, in other less significant claims, related to the normal course of their operations including: environmental matters; provision of cleaning service in power line pathways and firebreaks, removal of residents from risk areas; and indemnities for rescission of contracts, on a lesser scale, related to the normal course of its operations, with an estimated total amount of R$621 (R$452 at December 31, 2019), of which R$17 (R$13 at December 31, 2019), the amount estimated as probably necessary for settlement of these disputes – has been provisioned.

Contingent liabilities – loss assessed as ‘possible’

Taxes and contributions

The Company is involved in numerous administrative and judicial proceedings in relation to taxes. Below are details of the main claims:

Indemnity of employees’ future benefit (the ‘Anuênio’)

In 2006 the Company paid an indemnity to its employees, totaling R$178, in exchange for rights to future payments (referred to as the Anuênio) for time of service, which would otherwise be incorporated, in the future, into salaries. The Company did not pay income tax and Social Security contributions on this amount because it considered that those obligations are not applicable to amounts paid as an indemnity. However, to avoid the risk of a future fine, the Company obtained an injection, which permitted to make an escrow deposit of R$122, which updated now represents the amount of R$286 (R$282 at December 31, 2019). The updated amount of the contingency is R$295 (R$289 at December 31, 2019) and, based on the arguments above, management has classified the chance of loss as ‘possible’.

Social Security contributions

The Brazilian federal tax authority (Secretaria da Receita Federal) has filed administrative proceedings related to various matters: employee profit sharing; the Workers’ Food Program (Programa de Alimentação do Trabalhador, or PAT); education benefit; food benefit; Special Additional Retirement payment; overtime payments; hazardous occupation payments; matters related to Sest/Senat (transport workers’ support programs); and fines for non-compliance with accessory obligations. The Company have presented defenses and await judgment. The amount of the contingency is approximately R$110 (R$112 at December 31, 2019). Management has classified the chance of loss as ‘possible’, also taking into account assessment of the chance of loss in the judicial sphere, (the claims mentioned are in the administrative sphere), based on the evaluation of the claims and the related case law.

Income tax withheld on capital gain in a shareholding transaction

The federal tax authority issued a tax assessment against Cemig as a jointly responsible party with its jointly-controlled entity Parati S.A. Participações em Ativos de Energia Elétrica (Parati), relating to withholding income tax (Imposto de Renda Retido na Fonte, or IRRF) allegedly applicable to returns paid by reason of a capital gain in a shareholding transaction relating to the purchase by Parati, and sale, by Enlighted, at July 7, 2011, of 100.00% of the equity interests in Luce LLC (a company with head office in Delaware, USA), holder of 75.00% of the shares in the Luce Brasil equity investment fund (FIP Luce), which was indirect holder, through Luce Empreendimentos e Participações S.A., of approximately 13.03% of the total and voting shares of Light S.A. (Light). The amount of the contingency is approximately R$234 (R$230 at December 31, 2019), and the loss has been assessed as ‘possible’.

The social contribution tax on net income (CSLL)

The federal tax authority issued a tax assessment against the Company for the years of 2012 and 2013, alleging undue non-addition, or deduction, of amounts relating to the following items in calculating the social contribution tax on net income: (i) taxes with liability suspended; (ii) donations and sponsorship (Law 8,313/91); and (iii) fines for various alleged infringements. The amount of this contingency is R$425 (R$400 at December 31, 2019). The Company has classified the probaility of loss as ‘possible’, in accordance with the analysis of the case law on the subject.

ICMS (local state value added tax)

From December 2019 to March 2020 the Tax Authority of Minas Gerais State issued infraction notices against the subsidiary Gasmig, in the total amount of R$55, relating to reduction of the calculation base of ICMS tax in the sale of natural gas to its customers over the period from December 2014 to December 2015, alleging a divergence between the form of calculation used by Gasmig and the opinion of that tax authority.

The claims comprises: principal of R$17, penalty payments of R$27 and interest of R$11. Considering that the State of Minas Gerais, over a period of more than 25 years, has never made any allegations against the methodology of calculation by the Company, Management and Company’s legal advisors, believe that there is a defense under Article 100, III of the National Tax Code, which removes claims for penalties and interest; and that the contingency for loss related to these amounts is ‘remote’. In relation to the argument on the difference between the amount of ICMS tax calculated by Gasmig and the new interpretation by the state tax authority, the probability of loss was considered ‘possible’. On December 31, 2020 the amount of the contingency for the period relating to the rules on expiry by limitation of time is R$107.

Regulatory matters

Public Lighting Contribution (CIP)

Cemig and Cemig D are defendants in several public civil claims (class actions) requesting nullity of the clause in the Electricity Supply Contracts for public illumination signed between the Company and the various municipalities of its concession area, and restitution by the Company of the difference representing the amounts charged in the last 20 years, in the event that the courts recognize that these amounts were unduly charged. The actions are grounded on a supposed error by Cemig in the estimation of the period of time that was used in calculation of the consumption of energy for public illumination, funded by the Public Lighting Contribution (Contribuição para Iluminação Pública, or CIP).

The Company believes it has arguments of merit for defense in these claims, since the charge at present made is grounded on Aneel Normative Resolution 456/2000. As a result, it has not constituted a provision for this action, the amount of which is estimated at R$1,072 (R$959 at December 31, 2019). The Company has assessed the probability of loss in this action as ‘possible’, due to the Customer Defense Code (Código de Defesa do Consumidor, or CDC) not being applicable, because the matter is governed by the specific regulation of the electricity sector, and because Cemig complied with Aneel Resolutions 414 and 456, which deal with the subject.

Accounting of energy sale transactions in the Power Trading Chamber (CCEE)

In a claim dating from August 2002, AES Sul Distribuidora challenged in the court the criteria for accounting of energy sale transactions in the wholesale energy market (Mercado Atacadista de Energia, or MAE) (predecessor of the present Power Exchange Chamber – Câmara de Comercialização de Energia Elétrica, or CCEE), during the period of rationing. It obtained a favorable interim judgment on February 2006, which ordered the grantor (Aneel), working with the CCEE, to comply with the claim by AES Sul and recalculate the settlement of the transactions during the rationing period, not considering the grantor (Aneel) Dispatch 288 of 2002.

This should take effect in the CCEE as from November 2008, resulting in an additional disbursement for Cemig GT, related to the expense on purchase of energy in the spot market on the CCEE, in the approximate amount of R$376 (R$343 at December 31, 2019). On November 9, 2008 Cemig GT obtained an interim decision in the Regional Federal Appeal Court (Tribunal Regional Federal, or TRF) suspending the obligatory nature of the requirement to pay into court the amount that would have been owed under the Special Financial Settlement made by the CCEE. Cemig GT has classified the chance of loss as ‘possible’, since this action deals with the General Agreement for the Electricity Sector, in which the Company has the full documentation to support its arguments.

Tariff increases

Exclusion of customers classified as low-income

The Federal Public Attorneys’ Office filed a class action against the Company and the grantor (Aneel), to avoid exclusion of customers from classification in the Low-income residential tariff sub-category, requesting an order for Cemig D to pay twice the amount paid in excess by customers. A decision was given in favor of the plaintiffs, but the Company and the grantor (Aneel) have filed an interlocutory appeal and await judgment. The amount of the contingency is approximately R$357 (R$327 at December 31, 2019). Cemig D has classified the probability of loss as ‘possible’ due to other favorable decisions on this matter.

Environmental claims

Impact arising from construction of power plants

The Public Attorneys of Minas Gerais State, together with an association and individuals, have brought class actions requiring Cemig GT to invest, since 1997, at least 0.5% of the annual gross operating revenue of the Emborcação, Pissarrão, Funil, Volta Grande, Poquim, Paraúna, Miranda, Nova Ponte, Rio de Pedras and Peti plants in environmental protection and preservation of the water tables of the counties where these power plants are located, and proportional indemnity for allegedly irrecoverable environmental damage caused, arising from omission to comply with Minas Gerais State Law 12,503/1997. In May 2020, the Federal Supreme Court (STF) declared unconstitutional the rule from the state that requires the investment of a portion of the revenue from the distribution agent’s in the protection and preservation of water resources, since it characterizes undue State intervention in the concession contract for the exploitation of the energy use of watercourse, which is compentence of the Union. As a result, the Company reassessed the probability of loss to remote, in the amount of R$186 on December 31, 2020 (R$165 at December 31, 2019).

The Public Attorneys’ Office of Minas Gerais State has filed class actions requiring the formation of a Permanent Preservation Area (APP) around the reservoir of the Capim Branco hydroelectric plant, suspension of the effects of the environmental licenses, and recovery of alleged environmental damage. Based on the opinion of its legal advisers in relation to the changes that have been made in the new Forest Code and in the case law on this subject, Cemig GT has classified the chance of loss in this dispute as ‘possible’. The estimated value of the contingency is R$106 (R$95 at December 31, 2019).

Other contingent liabilities

Early settlement of the CRC (Earnings Compensation) Account

The Company is involved in an administrative proceeding at the Audit Court of the State of Minas Gerais which challenges: (i) a difference of amounts relating to the discount offered by Cemig for early repayment of the credit owed to Cemig by the State under the Receivables Assignment Contract in relation to the CRC Account (Conta de Resultados a Compensar, or Earnings Compensation Account) – this payment was completed in the first quarter of 2013; and also (ii) possible undue financial burden on the State after the signature of the Amendments that aimed to re-establish the economic and financial balance of the Contract. The amount of the contingency is approximately R$448 (R$426 at December 31, 2019), and, based on the Opinion of the Public Attorneys’ Office of the Audit Board of the State of Minas Gerais (Tribunal de Contas), the Company believes that it has met the legal requirements. Thus, it has assessed the probability of loss as ‘possible’, since it believes that the adjustment was made in faithful obedience to the legislation applicable to the case.

Contractual imbalance

Company is party in other disputes arising from alleged non-compliance with contracts in the normal course of business, for an estimated total of R$167 (R$149 at December 31, 2019). Company has classified the chance of loss as ‘possible’, after analysis of the case law on this subject.

Renova: Application to override corporate identity

A Receivables Investment Fund (Fundo de Investimento em Direitos Creditórios – FIDC) filed an application for Override of Legal Identity (Incidente de Desconsideração da Personalidade Jurídica – IDPJ) in relation to certain companies of the Renova group, aiming to include some shareholders of Renova, including the Company and its subsidiary Cemig GT, as defendants jointly and severally liable. The amount involved in this dispute is estimated at R$ 76 at December 31, 2020. The probability of loss have been assessed as ‘possible’.